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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 333 of NextLevel Communications, Inc. on Form S-8 of our report dated February 11, 2000, appearing in this Annual Report on Form 10-K of NextLevel Communications, Inc. for the year ended December 31, 1999.

                                          /s/ DELOITTE & TOUCHE LLP

San Francisco, California
March 28, 2000